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                                                                   EXHIBIT 10.33

                              CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (the "AGREEMENT"), made and entered into as of this 1st day of July, 1996, by and between The American Materials & Technologies Corporation, a Delaware corporation ("EMPLOYER"), and Maple Wood, Inc., a Delaware corporation (the "CONSULTANT"),

                         W I T N E S S E T H  T H A T :

     WHEREAS, Employer shall from time to time require the knowledge and expertise of the Consultant in regard to acquisition strategy and implementation; and

     WHEREAS, Employer desires to draw upon and benefit from the Consultant's expertise and the availability thereof and the Consultant desires to advise and consult with Employer and to be available therefor;

     NOW, THEREFORE, for and in consideration of the foregoing and intending to be legally bound hereby the parties agree as follows:

     1. APPOINTMENT. Employer hereby appoints and employs the Consultant to act as its advisor and consultant upon and subject to the terms and conditions hereinafter set forth, and Consultant hereby accepts such appointment and undertakes to advise and consult with Employer during the term this Agreement upon and subject to the terms and conditions hereinafter set forth.

     2. TERM. The services of the Consultant under this Agreement shall be for a term commencing on the date of the appointment of Mr. Robert Glaser as a Director of the Employer and expiring upon Mr. Glaser ceasing to serve as a director of the Employer (the "EXPIRATION DATE") unless earlier terminated by
(i) the Consultant for any reason upon thirty (30) days written notice to Employer, or (ii) the Employer for Cause (as hereinafter defined) upon thirty
(30) days written notice to the Consultant. For the purposes of this Agreement "CAUSE" shall mean the happening of any of the following with respect to Mr. Glaser or the Consultant (a) conviction of, or pleading NOLO CONTENDERE to, embezzlement or any other act of dishonesty against the company, (b) conviction of, or pleading NOLO CONTENDERE to, a felony, or (c) willful failure or gross negligence in the performance of duties hereunder.

     3. DUTIES OF THE CONSULTANT. The Consultant shall furnish consulting and advisory services to Employer in connection with acquisition strategy and implementation. Such services shall be rendered at such times and in such manner as shall be mutually agreeable to Employer and the Consultant.

     4. COMPENSATION. The consulting fees will be paid quarterly in advance, on the first day of each fiscal quarter of the Employer. The Consultant shall be paid $5,000 for each full quarter and a pro rata portion thereof for any part of a quarter during the term of this Agreement.


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     5. RELATIONSHIP OF THE PARTIES. In performing its services under this
Agreement, the Consultant shall be an independent contractor and, as between Employer and the Consultant, Employer shall not be responsible for withholding, collection or payment of income taxes or for other taxes of any nature on behalf of the Consultant. Nothing contained herein shall make the Consultant the agent, employee, joint venturer or partner of Employer or provide the Consultant with the power of authority to bind Employer to any contract, agreement or arrangement with any individual or entity except with the prior written approval of such Employer.

     6. ASSIGNMENT. Neither party hereto may assign, without the other party's prior written consent, this Agreement, or any right or obligation hereunder, and any and all assignments without such prior written consent shall be null and void.

     7. INDEMNIFICATION. The Employer shall indemnify, defend and hold the Consultant harmless from and against any and all losses, claims, damages or liabilities, joint, several, in connection with any pending or threatened action proceeding or investigation to which the Consultant may be subject in connection with the performance by the Consultant of its services hereunder; in addition, the Employer will reimburse periodically the Consultant for any reasonable legal or other expenses (including the cost of any investigation and preparation) incurred by the Consultant and arising from or in connection with any pending or threatened action, proceeding or investigation, which might give rise to a claim for indemnification hereunder, whether or not actually resulting in any liability; provided that the Employer shall not be liable under this SECTION 7 to the extent that a court of competent jurisdiction shall have determined by final judgment that any such losses, claims, damages or liabilities resulted from the Consultant's gross negligence or willful misconduct in the performance of such services; and further provided that (i) the Consultant shall have promptly provided the Employer written notice of the commencement of any action, proceeding or investigation and shall provide reasonable cooperation, information and assistance in connection therewith and (ii) the Employer shall have sole control and authority with respect to the defense, settlement, or compromise thereof. The indemnity contained in this SECTION 7 shall extend upon the same terms and conditions to each person, if any, who may be determined to control the Consultant and to any employee or agent of the Consultant performing services hereunder. The provisions of this SECTION 7 shall survive termination of this Agreement.

     8. General Provisions.
        ------------------

        8.1 AMENDMENT OF THIS AGREEMENT. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.


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        8.2 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, spouses, heirs, and personal and legal representatives.

        8.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

        8.4 NOTICES. Any notice required or permitted by this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or, if mailed, upon deposit with the United States Post Office by certified mail, return receipt requested, postage prepaid, to the address for the recipient set forth on the signature page hereto or to such other address as the recipient shall hereafter have noticed the sending party in the manner set forth above.

        8.5 HEADINGS. Descriptive headings contained herein are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

        8.6 SEVERABILITY. Any provision of this Agreement, which is unenforceable in any jurisdiction, shall be ineffective in such jurisdiction to the extent of such unenforceability without invalidating the remaining provisions of this Agreement, and any unenforceability in any in jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        8.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        8.8 APPLICABLE LAW. The rights and obligations under this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts between Delaware residents made and to be performed entirely within such State.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date set forth above.


                                             CONSULTANT:

                                             MAPLE WOOD, INC.


                                             By: /s/ Robert V. Glaser
                                                --------------------------------
                                             Name: Robert V. Glaser
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------


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                                             EMPLOYER:

                                             THE AMERICAN MATERIALS &
                                             TECHNOLOGIES, INC.


                                             By: /s/ Paul W. Pendorf
                                                --------------------------------
                                             Name: Paul W. Pendorf
                                                  ------------------------------
                                             Title: President and Chief
                                                      Executive Officer
                                                   -----------------------------

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